                                                                   Exhibit 10.16

                                    SUBLEASE



                                     between



                               DOVER CORPORATION,

                                  as Sublessor,



                                       and



                              ONESOFT CORPORATION,

                                  as Sublessee



                          Dated as of February 23, 1999

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----
ARTICLE 1     Definitions..................................................  1
ARTICLE 2     Sublease of the Subleased Premises: Use: Term................  2
ARTICLE 3     Rent/Electricity Charge......................................  3
ARTICLE 4     Incorporation of Master Lease................................  4
ARTICLE 5     Notices......................................................  6
ARTICLE 6     Right of Sublessor to Cure Sublessee's Defaults..............  7
ARTICLE 7     Consents and Approvals of Sublessor..........................  8
ARTICLE 8     Brokerage....................................................  9
ARTICLE 9     Consent of Prime Landlord....................................  9
ARTICLE 10    Insurance; Alterations; Restoration.......................... 10
ARTICLE 11    Notices...................................................... 10
ARTICLE 12    Miscellaneous................................................ 11

     THIS AGREEMENT OF SUBLEASE (this "Sublease") made as of this 23rd day of February, 1999, by and between DOVER CORPORATION, a Delaware corporation, having an address at 280 Park Avenue, New York, New York 10017 (the "Sublessor"), and ONESOFT CORPORATION, a Delaware corporation, having an address at 7010 Little River Turnpike, Suite 460, Annandale, Virginia 22003 (the "Sublessee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Sublessor is presently the tenant under that certain lease dated December 20, 1996 (the "Master Lease") by and between Sablons Investors, Inc., a New York corporation, predecessor in interest to Boston Properties Limited Partnership, a Delaware limited partnership, as landlord (the "Prime Landlord"), and the Sublessor, as tenant, covering the entire 34th floor in the building known as 280 Park Avenue, New York, New York (the "Building"); and

     WHEREAS, the Sublessee desires to sublease from the Sublessor and the Sublessor is willing to sublease to the Sublessee a portion of the 34th floor leased under the Master Lease as identified on Exhibit A attached hereto and
                                               ---------
made a part hereof, together with all fixtures, equipment, improvements and installations attached thereto on the date hereof (collectively, the "Subleased Premises"), and all the appurtenances, rights and privileges belonging or relating to the Subleased Premises, or any portion thereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sublessor and the Sublessee, for themselves, their successors and permitted assigns, hereby covenant and agree as follows:

                              ARTICLE 1 Definitions
                              ---------------------


     Section 1.01. Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes of this Sublease, and the definitions of such terms are equally applicable both to the singular and the plural forms thereof:

     Building shall have the meaning set forth in the first WHEREAS clause.
     --------

     Commencement Date shall have the meaning set forth in Section 2.03.
     -----------------

     Electricity Charge shall have the meaning set forth in Section 3.02.
     ------------------

     Fixed Rent means $212,500.00 per annum.
     ----------

     Master Lease shall have the meaning set forth in the first WHEREAS clause.
     ------------

     PMR means Prime Manhattan Realty.
     ---

     Prime Landlord shall have the meaning set forth in the first WHEREAS
     --------------
clause.

     Security Deposit shall have the meaning set forth in Section 3.04.
     ----------------

     Studley means Julien J. Studley, Inc.
     -------

     Sublease Expiration Date means the day prior to the fifth anniversary of
     ------------------------
the Commencement Date.

     Sublease Interest Rate means fifteen percent (15 %) per annum.
     ----------------------

     Subleased Premises shall have the meaning set forth in the second WHEREAS
     ------------------
clause.

     Term shall have the meaning set forth in Section 2.03.
     ----

             ARTICLE 2 Sublease of the Subleased Premises: Use: Term
             -------------------------------------------------------

     Section 2.01. The Sublessor hereby subleases, and the Sublessee hereby hires and takes from the Sublessor, the Subleased Premises, subject to the terms, provisions, covenants and conditions of this Sublease.

     Section 2.02. The Subleased Premises shall be used only for the purposes permitted by the Master Lease, and for no other use or purpose.

     Section 2.03. The term of this Sublease (the "Term") shall commence on the day after the Prime Landlord's consent is obtained pursuant to Article 9 hereof (the "Commencement Date"). The Term shall expire on the Sublease Expiration Date, unless it shall sooner cease and expire as hereinafter provided. The Term of this Sublease shall not be extended due to delays in obtaining the Prime Landlord's consent, or for any other reason.

     Section 2.04. The Sublessee acknowledges that it has inspected the Subleased Premises and accepts the same in its "as is" condition on the date hereof, subject to ordinary wear, tear and use between the date hereof and the Commencement Date, and that the Sublessor shall have no obligation whatsoever to
(a) make any alterations, improvements or repairs, (b) install any fixtures or equipment or (c) render any services to make the Building or the Subleased Premises ready or suitable for the Sublessee's use or occupancy. The Sublessee shall be solely responsible for any cost and expense incurred in connection with any work or services performed in preparation for the Sublessee's use and occupancy of the Subleased Premises.

     Section 2.05. If the Master Lease terminates for any reason whatsoever prior to the date on which this Sublease is scheduled to expire, this Sublease shall thereupon terminate immediately. The Sublessor shall not be liable to the Sublessee by reason of any such termination and thereafter shall have no further obligations of any kind whatsoever to the Sublessee.

     Section 2.06. Upon the scheduled expiration or termination of this Sublease, or upon any earlier termination of this Sublease, the Sublessee shall peaceably and quietly leave and surrender to the Sublessor the Subleased Premises broom clean, in good condition and repair, ordinary wear and tear excepted. The Sublessee's obligations under this Section
2.06 shall survive the expiration of the Term or any earlier termination of this Sublease.

     Section 2.07. If the Sublessor is unable to give possession of the Subleased Premises on the Commencement Date for any reason whatsoever including, but not limited to, the continuing possession of any other subtenant or person or the failure or delay of the Prime Landlord in granting its consent to this Sublease, the Sublessor shall not be liable for the failure to give such possession, nor shall such failure be deemed to extend the Term. In such event, this Sublease shall continue in full force and effect; provided, however, that Fixed Rent shall abate until the Sublessor gives the Sublessee written notice that the Subleased Premises are available for occupancy.

                        ARTICLE 3 Rent/Electricity Charge
                        ---------------------------------

     Section 3.01. The Sublessee hereby covenants and agrees to pay to the Sublessor the Fixed Rent from the Commencement Date until the expiration or sooner termination of the Term, payable in equal monthly installments of $17,708.34 in advance on the first day of each month during the Term hereof, without notice or demand and without abatement, deduction or set-off of any amount whatsoever. In addition, the Sublessee hereby covenants and agrees to pay additional rent (as such term is defined in the Master Lease) at the times and in the manner set forth in the Master Lease as amended by this Sublease. If the Commencement Date shall not occur on the first day of a month, the first month's Fixed Rent and additional rent shall be prorated in the manner set forth in the last sentence of Section 2.1 of the Master Lease.

     Section 3.02. In addition to the Fixed Rent specified in Section 3.01 of this Sublease, from the Commencement Date the Sublessee shall also pay to the Sublessor without notice or demand and without abatement, deduction or set-off of any amount whatsoever, the sum of $2.75 per square foot (or $11,687.50 per annum) (the "Electricity Charge") for electrical energy consumed on the Subleased Premises during the Term hereof in equal monthly installments of $973.96 in advance on the first day of each month during the Term hereof. The Electricity Charge for the initial month of occupancy shall be pro rated if the Commencement Date is not the first day of a month. At any time during the Term at the Sublessor's request, the Sublessee's consumption of electrical energy in the Subleased Premises shall be determined by a separate survey of the Subleased Premises (excluding any other space demised under the Master Lease) by a reputable independent electrical engineer to be selected by the Sublessor whose fees or charges shall be paid equally by the Sublessor and the Sublessee. Notwithstanding anything in this Sublease to the contrary, the amount that the Sublessee shall be obligated to pay for electricity shall be based upon such survey and similar periodic surveys made from time to time (but not more often than once a calendar year). The Sublessor shall not in anyway be liable or responsible to the Sublessee for any loss or damage or expense which the Sublessee may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for the Sublessee's requirements.

     Section 3.03 The Sublessee hereby covenants and agrees to pay any and all sums required to be paid by the Sublessee pursuant to the terms of this Sublease to the Sublessor at the address set forth in Article 11, or at such other place as the Sublessor may designate without notice or demand, abatement, deduction or set-off of any amount whatsoever in lawful money of the

United States which shall be legal tender for the payment of all debts, public and private at the time of payment.

     Section 3.04. On the date hereof the Sublessee shall deliver to the Sublessor either (i) an irrevocable letter of credit in the amount of $212,500.00, or (ii) a check, subject to collection, in the amount of $212,500.00 (the "Security Deposit") as security for the Sublessee's performance of the terms, covenants, conditions and provisions of this Sublease. The letter of credit shall be issued by a bank and be in form and substance acceptable to the Sublessor in its sole discretion. The. Sublessor shall have the right, without notice to the Sublessee, to apply all or any portion of the Security Deposit to cure any default by the Sublessee under this Sublease. In such event, the Sublessee shall immediately deposit with the Sublessor an amount equal to the portion of the Security Deposit so applied so that the Sublessor shall hold the full amount of the Security Deposit at all times during the Term. The Sublessee's failure to replenish the Security Deposit shall be an event of default and any failure of a check delivered as a security deposit to clear shall be an event of default. Any unapplied portion of the Security Deposit shall be returned to the Sublessee within thirty (30) days after the expiration of this Sublease provided that the Sublessee has complied with all of the terms, covenants, conditions and provisions of this Sublease.

                     ARTICLE 4 Incorporation of Master Lease
                     ---------------------------------------

     Section 4.01. This Sublease is made upon the terms and conditions set forth in, and is subject and subordinate to (i) the Master Lease and (ii) any mortgages and ground leases which now or hereafter may be superior to the Master Lease. A copy of the Master Lease has been delivered to the Sublessee and the Sublessee hereby acknowledges that it has received, read and examined the Master Lease and is fully familiar with all of its terms, covenants and provisions.

     Section 4.02. The Sublessor hereby warrants and represents that the Master Lease is in full force and effect and that the Sublessor, subject to such consents as are required under the Master Lease, is authorized and empowered to enter into this Sublease.

     Section 4.03. Except as hereinafter provided in Section 4.05 of this Sublease, the Sublessor and the Sublessee hereby agree that this Sublease shall incorporate, and there is hereby incorporated into this Sublease, all of the terms, covenants, conditions and provisions of the Master Lease with the same force and effect as if such terms, covenants, conditions and provisions were set forth herein in full as part of a direct lease from the Sublessor to the Sublessee, and for the purposes of this incorporation, (a) the term "Tenant" in the Master Lease means the Sublessee, (b)the term "Landlord" in the Master Lease means the Sublessor, subject, however, to the limitations set forth in Section 4.05(e) and elsewhere in this Sublease, (c) the term "Demised Premises" in the Master Lease means the Subleased Premises and (d) the term "Expiration Date" in the Master Lease means the Sublease Expiration Date. In the event of any inconsistency between the Master Lease and the specific provisions of this Sublease, the specific provisions of this Sublease shall govern.

     Section 4.04. This Sublease is subject to, and the Sublessee hereby accepts this Sublease subject and subordinate to, any amendments and supplements to the Master Lease hereafter made between Prime Landlord and the Sublessor, provided that any such amendment or supplement to the Master Lease which would prevent or adversely affect the use by the Sublessee of the Subleased Premises in accordance with the terms of this Sublease, increase the obligations of the Sublessee, or decrease its rights under this Sublease, shall not be deemed incorporated herein without the express prior written consent of the Sublessee.

     Section 4.05 (a) For the purposes of this Sublease, the following provisions of the Master Lease shall be deemed deleted and shall form no part of this Sublease:

          Section 1.1(f), Section 1.1(g), Section 1.1(h), Section 1.1(j),
          Section 1.1(k), Section 1.1(1), Section 1. 1(u), Section 2. 1(a) (except for the last sentence thereof), Section 2.1(b), the last sentence of Section 3.2, the third sentence of Section 4.2(d), the first sentence of Section 4.9, the last sentence of Section 7.6(a),
          Section 7.7, Section 11.9, Section 11.10, Section 15.1(e), Article 21,
          Section 22.2, Article 25, Article 28, Article 43, Article 44, Exhibit B, and Exhibit F.

          (b) For the purposes of this Sublease, the following provisions of the Master Lease are hereby amended as follows:

              (i) Section 2.3(d) shall be deleted in its entirety and in lieu thereof the following language shall be inserted: "Base Tax Year shall mean the July 1, 1999 to June 30, 2000 Tax Year."

              (ii) In Section 2.3(f), the words "2.3 percent (2.3%)" shall be deleted and in lieu thereof the words "52/100 percent (.52%)" shall be inserted.

              (iii) Section 2.3(h) shall be deleted in its entirety and in lieu thereof the following language shall be inserted: "Base Wage Rate shall mean the Wage Rate in effect for the calendar year 1999."

              (iv) In the first sentence of Section 4.1(b), (a) the words "Except with respect to Landlord's reimbursement for Tenant's Initial Construction (as defined and set forth in Article 21 hereof)," shall be deleted and (b) the next word "all" shall be capitalized.

              (v) In the second sentence 01 Section 13.1, the words "Except as expressly provided in Sections 3.2 and 4.2," shall be deleted.

              (vi) In Section 26.4(a), the third sentence, the fifth sentence, the sixth sentence and the seventh sentence shall be deleted.

              (vii) In the first and second sentences of Section 40.1, the phrase "twenty-five (25)" shall be deleted and in lieu thereof the phrase "six
(6)" shall be inserted.

              (viii) In the second sentence of Section 40.2, the phrase "twelve
(12)" shall be deleted and in lieu thereof the phrase "three (3)" shall be inserted.

          (c) Wherever it is provided in the Master Lease that the Prime Landlord has the right to elect to perform any covenant, term or provision required to be complied with by the tenant thereunder upon default of such tenant in observing or complying with such covenant, term or provision, such right shall inure to the benefit of the Sublessor hereunder as well as to the benefit of the Prime Landlord thereunder.

          (d) Nothing contained herein or in the Master Lease shall be construed to require the Sublessor to cure any default of the Prime Landlord under the Master Lease or to bring any action or proceeding or take any steps to enforce the Sublessor's rights, if any, against the Prime Landlord in respect thereof.

          (e) Without limiting the generality of the foregoing provisions of this Article 4 and notwithstanding anything in this Sublease or in the Master Lease to the contrary, the parties hereto hereby agree that the Sublessor shall not be responsible for furnishing any service or for doing any maintenance or repairs to the Subleased Premises or for complying with any obligations required of the Prime Landlord under the Master Lease, and the Sublessee in no event whatsoever shall be entitled to any allowance, reduction or adjustment of the Fixed Rent or additional rent payable under this Sublease by reason of the failure of the Prime Landlord to comply with its obligations, if any, under the Master Lease. The Sublessee shall look solely to the Prime Landlord for all services, maintenance, repairs and the performance of all obligations required to be performed by the Prime Landlord under the Master Lease and shall not under any circumstances seek nor require the Sublessor to perform any such services, maintenance, repairs or perform any of said obligations nor shall the Sublessee make any claim upon the Sublessor for any damages which may arise by reason of the Prime Landlord's default under the Master Lease or its negligence whether by omission or commission. In furtherance of the foregoing, the Sublessee does, to the extent permitted by law, waive any and all causes of action and any right to bring an action against the Sublessor by reason of any act or omission of the Prime Landlord under the Master Lease.

          (f) The Sublessee hereby agrees to perform and comply with all of the terms, provisions, covenants and conditions of the Master Lease required to be complied with by the tenant thereunder and not to do or suffer or permit anything to be done which would result in default under or cause the Master Lease to be terminated or forfeited. The Sublessee shall have no rights in the Subleased Premises greater than the Sublessor's rights under the Master Lease.

                                ARTICLE 5 Notices
                                -----------------

     Section 5.01. Whenever in the Master Lease a time is specified for the giving of any notice or the making of any demand by the tenant thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding two (2) Business Days thereto, and whenever in the Master Lease a time is specified for the giving of any notice or the making of any demand by the Prime Landlord thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting two (2) Business Days therefrom. Whenever in the Master Lease a time is specified within which the tenant thereunder must give notice or make a demand following an event, or within which such tenant must respond to any notice, request or demand previously given or made by the Prime Landlord thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting two (2) Business Days therefrom. Whenever in the Master Lease a time is specified within which the Prime Landlord thereunder must give notice or make a demand following an event, or within which the Prime Landlord must respond to any notice, request or demand previously given or made by the tenant thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding two (2) Business Days thereto. It is the purpose and intent of the foregoing provisions to provide the Sublessor with time within which to transmit to the Prime Landlord any notices or demands received from the Sublessee, and to transmit to the Sublessee any notices or demands received from the Prime Landlord.

     Section 5.02. Notwithstanding anything contained in any provision of this Sublease to the contrary, the Sublessee hereby agrees with respect to the Subleased Premises to comply with and remedy any default under this Sublease within the period allowed to the Sublessor as tenant under the Master Lease, even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from the Sublessor to the Sublessee is given after the corresponding notice of default from the Prime Landlord to the Sublessor. The Sublessor hereby agrees to forward to the Sublessee, upon receipt thereof by the Sublessor, a copy of all notices (including, without limitation, notices of default), requests or demands which relate to the Subleased Premises, or any portion thereof, received by the Sublessor in its capacity as tenant under the Master Lease. The Sublessee hereby agrees to forward to the Sublessor, upon receipt thereof, copies of any notices, requests or demands which relate to the Subleased Premises, or any portion thereof, received by the Sublessee from the Prime Landlord or from any governmental authorities.

            ARTICLE 6 Right of Sublessor to Cure Sublessee's Defaults
            ---------------------------------------------------------

     Section 6.01. If the Sublessee shall fail to perform any of the terms, provisions, covenants or conditions of this Sublease on its part to be performed, which failure constitutes a default under the Master Lease, then the Sublessor may, at its option, perform any such term, provision, covenant or condition, and the full cost and expense incurred shall immediately be due and owing by the Sublessee to the Sublessor, together with interest thereon at the Sublease Interest Rate from the date of payment thereof by the Sublessor.

     Section 6.02. If the Sublessee shall default in the performance or observance of any term, covenant or agreement contained in this Sublease, or in the Master Lease, as herein incorporated, or breach any representation or warranty herein, then, in any one or more of such events, if such default shall not have been remedied after notice given by the Sublessor to the Sublessee and within the grace period, if any (as such period is modified by the provisions of Article 5 of this Sublease), provided for under the Master Lease, the Sublessor shall be entitled to exercise any and all rights and remedies to which the Sublessor is entitled by law and equity or as are specifically granted to the Prime Landlord under the Master Lease, which rights and remedies are hereby incorporated herein and made a part hereof with the same force and effect as though herein specifically set forth, and the Sublessee shall remain liable as provided for in the Master Lease.

     Section 6.03. The Sublessee hereby agrees to indemnify the Sublessor and hold the Sublessor harmless from and against any and all loss, liability, damage, penalty, cost, claim, demand, judgment, charge and expense of every kind whatsoever, including reasonable attorneys' fees, arising out of or incurred in connection with any:

          (a) failure of or by any Sublessee of the Sublessee's interests hereunder to perform or comply with any and all of the terms, covenants, conditions and provisions of this Sublease and the Master Lease or breach of any representation and warranty contained herein;

          (b) use or occupancy by the Sublessee of the Subleased Premises or from any work of any kind done or omitted to be done, in, on, or about the Subleased Premises or the Building by the Sublessee or the Sublessee's employees, contractors, agents, or licensees (including, but not limited to, construction, alterations, repairs, or similar acts of any kind whatsoever, and whether or not authorized by this Sublease);

          (c) negligence or willful act or omission of the Sublessee or its employees, contractors, agents or licensees;

          (d) injuries to persons or property occurring in, on or about the Subleased Premises or the Building caused by the Sublessee or Sublessee's employees, contractors, agents, or licensees; and

          (e) any action or proceeding brought against Sublessor by reason of this Sublease and arising out of any of the circumstances enumerated in subsections (a) through (d) of this Section 6.03.

     If any action, suit or proceeding shall be brought against the Sublessor in connection with any matter covered by the indemnity set forth in this Section 6.03, the Sublessee, at the election of the Sublessor and on notice from the Sublessor, shall defend such action, suit or proceeding at the Sublessee's expense with counsel approved by the Sublessor.

                  ARTICLE 7 Consents and Approvals of Sublessor
                  ---------------------------------------------

     Section 7.01. The Sublessee hereby agrees that in any case where the provisions of this Sublease require the consent or approval of the Sublessor prior to the taking of any action, it shall be a condition precedent to the taking of such action that the prior written consent or approval of the Prime Landlord shall have been obtained if the consent of the Prime Landlord must be obtained under the Master Lease in such cases. The Sublessee hereby agrees that the Sublessor shall not have any duty or responsibility with respect to obtaining the consent or approval of the Prime Landlord when the same is required under the terms of the Master Lease, other than the mere transmission by the Sublessor to the Prime Landlord of the Sublessee's request for such consent or approval. If the Prime Landlord shall delay any such consent or approval, the Sublessor may similarly delay any consent or approval to the Sublessee. If the Prime Landlord shall refuse such consent or approval, the Sublessor shall be released from any obligation to grant its consent or approval, whether or not the Prime Landlord's refusal, in the Sublessee's opinion, is arbitrary or unreasonable.

                               ARTICLE 8 Brokerage
                               -------------------

     Section 8.01. The Sublessor hereby represents and warrants to the Sublessee that it has dealt with no brokers, agents or finders other than Studley in connection with the execution of this Sublease or the transactions contemplated by this Sublease. The Sublessor agrees to pay the commission due and payable to Studley pursuant to a separate written agreement between the Sublessor and Studley.

     Section 8.02. The Sublessee hereby represents and warrants to the Sublessor that it has dealt with no brokers, agents or finders other than PMR in connection with the execution of this Sublease or the transactions contemplated by this Sublease.

     Section 8.03. The Sublessor hereby agrees to indemnify and hold the Sublessee harmless from and against any commission or fee claim by any person with whom the Sublessor has dealt with other than Studley and PMR in connection with the negotiation and execution of this Sublease or any matter whatsoever pertaining or related thereto. This indemnification shall also cover any and all expenses which the Sublessee incurs to defend against any such commission or fee claim including, but not limited to, reasonable attorneys' fees.

     Section 8.04. The Sublessee hereby agrees to indemnify and hold the Sublessor harmless from and against any commission or fee claim by any person with whom the Sublessee has dealt with other than Studley in connection with the negotiation and execution of this Sublease or any matter whatsoever pertaining or related thereto. This indemnification shall also cover any and all expenses which the Sublessor incurs to defend against any such commission or fee claim including, but not limited to, reasonable attorneys' fees.

     Section 8.05. The representations, warranties and indemnifications set forth in this Article 8 shall survive the expiration or sooner termination of this Sublease.

                       ARTICLE 9 Consent of Prime Landlord
                       -----------------------------------

     Section 9.01. Notwithstanding anything in this Sublease to the contrary, the parties hereto hereby expressly acknowledge and agree that this Sublease is conditioned upon the Sublessor' s obtaining such consents hereto as are required by the provisions of the Master Lease. Promptly following the execution by the Sublessee and the Sublessor of this Sublease, the Sublessor hereby agrees to use commercially reasonable efforts to obtain such consents. The Sublessee hereby agrees to cooperate in obtaining such consents. The Sublessor shall promptly notify the Sublessee when such consents have been obtained. If the consent of the Prime Landlord, or any other consent required by the Master Lease as a condition to the Sublessor's entering into this Sublease, is not obtained within sixty (60) days after the execution hereof, either party hereto may cancel this Sublease at any time prior to the obtaining of said consent(s) by giving written notice to the other. Upon such cancellation neither party hereto shall have any further rights or obligations hereunder except such rights and obligations which expressly survive the termination of this Sublease.

                 ARTICLE 10 Insurance; Alterations; Restoration
                 ----------------------------------------------

     Section 10.01. At its sole cost and expense the Sublessee will obtain and maintain any and all liability and casualty insurance of any kind whatsoever with respect to the Subleased Premises which the Sublessor is required to maintain as tenant under the Master Lease. If the Sublessee fails to maintain any such insurance, the Sublessor may, at its election, obtain the same and collect the cost thereof from the Sublessee as additional rent, upon demand, with interest thereon at the Sublease Interest Rate from the date of such demand.

     Section 10.02. The Sublessee shall make no alterations, improvements, decorations, or installations of any kind whatsoever, in or to the Subleased Premises without the prior written consent of the Sublessor and without the prior written consent of the Prime Landlord. The Sublessee hereby agrees that the Sublessee's employment of any contractor, subcontractor, or other person in connection with the alteration, restoration, improvement or decoration of the Subleased Premises (or any portion thereof) shall be expressly subject to the approval of the Prime Landlord and the Sublessor.

     Section 10.03. The Sublessee shall restore the Subleased Premises at the end of the Term and surrender the same to the Sublessor in the same condition which existed on the date hereof, reasonable wear and tear excepted.

                               ARTICLE 11 Notices
                               ------------------

     Section 11.01. All notices, requests, demands, elections, consents, approvals and other communications required or permitted to be given hereunder shall be in writing (each such, a "notice") and addressed as follows (or to such other address as either party may by previous written notice have designated):

     If to the Sublessor:
     -------------------

          Dover Corporation
          280 Park Avenue
          New York, New York 10017
          Attention:  Robert G. Kuhbach, Esq.

     with a copy to:

          Coudert Brothers
          1114 Avenue of the Americas
          New York, New York 10036
          Attention:  Gerard V. Hannon, Esq.

     If to the Sublessee:
     -------------------

          OneSoft Corporation
          7010 Little River Turnpike, Suite 460
          Annandale, VA 22003
          Attention:  Paul Economon, Esq.

Any notice under this Sublease shall be deemed to have been given only if delivered by hand (with receipt), sent by Federal Express (with receipt) or mailed by first class registered or certified mail (return receipt requested), postage and fees prepaid. Each notice delivered by hand shall be deemed given on the day received or rejected, and each notice delivered by mailing or Federal Express shall be deemed given three (3) Business Days after mailing or delivery to said courier.

                            ARTICLE 12 Miscellaneous
                            ------------------------

     Section 12.01. This Sublease shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

     Section 12.02. The table of contents and the headings of the various subdivisions of this Sublease are used for reference only and are not to be taken as part of this Sublease, or to be used in determining the intent of the parties, or otherwise affect the meaning of this Sublease. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

     Section 12.03. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, distributees, executors, administrators, successors and permitted assigns. This Section shall not be construed as a consent to any assignment or subletting by the Sublessee.

     Section 12.04. No covenant, agreement, term or condition of this Sublease to be performed or complied with by the Sublessee, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the Sublessor. No waiver of any breach shall affect or alter this Sublease, but each and every term, covenant, condition and provision of this Sublease shall continue in full force and effect with respect to any other then existing or subsequent breach.

     Section 12.05. No agreement to accept any surrender of the Subleased Premises shall be valid unless in writing and duly executed by the Sublessor and the Sublessee. Except pursuant to a written agreement duly executed by the Sublessee and the Sublessor, no act or thing done by the Sublessor or its agents during the Term shall be deemed an acceptance of a surrender of the Subleased Premises. No agent or employee of the Sublessor shall have any power to accept the keys of the Subleased Premises prior to the termination of this Sublease and delivery of keys to any such agent or employee shall not operate as a termination of this Sublease or a surrender of the Subleased Premises.

     Section 12.06. This Sublease embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Sublease may not be modified or amended or any term or provision hereof waived or discharged except in writing and signed by the party against whom such amendment, -modification, waiver or discharge is sought to be enforced.

     Section 12.07. This Sublease may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 12.08. If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall remain valid and enforceable to the extent permitted by law.

     Section 12.09. The Sublessee shall from time to time, upon the request of the Sublessor, execute, deliver and furnish such documents as the Sublessor may reasonably deem necessary or desirable to (a) correct any errors which may be contained in this Sublease and (b) fully consummate the transactions contemplated under this Sublease.

     Section 12.10. The parties hereto do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

     Section 12.11. Time shall be of the essence with respect to the Sublessee's obligations contained in this Sublease.

     Section 12.12. This Sublease shall not be binding or effective until properly executed and delivered by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be duly executed by their authorized signatories on the day and year first hereinabove written.

                                        SUBLESSOR

                                        DOVER CORPORATION


                                        By:  /s/ Robert G. Kuhback
                                           -------------------------------------
                                           Name:  Robert G. Kuhback
                                           Title:  Vice President


                                        SUBLESSEE

                                        ONESOFT CORPORATION

                                        By:  /s/ Frederick C. Hawkins, III
                                           -------------------------------------
                                           Name:  Frederick C. Hawkins, III
                                           Title:  Chief Financial Officer

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                                    Exhibit A

                               Floor Plan Attached

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